UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-03595

Name of Fund: Merrill Lynch Healthcare Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Healthcare Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/06

Date of reporting period: 05/01/05 - 10/31/05

Item 1 -    Report to Stockholders


Merrill Lynch
Healthcare Fund, Inc.


Semi-Annual Report
October 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Healthcare Fund, Inc.


Portfolio Information as of October 31, 2005


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Caremark Rx, Inc.                                  7.5%
Roche Holding AG                                   7.1
Cerner Corp.                                       6.4
UnitedHealth Group, Inc.                           5.9
WellPoint, Inc.                                    5.7
Sanofi-Aventis                                     4.0
Health Net, Inc.                                   3.8
Aetna, Inc.                                        3.4
SonoSite, Inc.                                     2.9
Wyeth                                              2.7



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

United States                                     63.0%
Switzerland                                        7.3
Japan                                              3.6
France                                             3.4
India                                              1.7
Germany                                            1.6
Sweden                                             0.8
Netherlands                                        0.7
United Kingdom                                     0.6
Finland                                            0.5
Denmark                                            0.4
Israel                                             0.4
Hungary                                            0.1
Other*                                            15.9

 * Includes portfolio holdings in short-term investments.



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Jordan C. Schreiber, Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:

Total Returns as of October 31, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.27%        + 8.72%
Small-cap U.S. equities (Russell 2000 Index)                           +12.25         +12.08
International equities (MSCI Europe Australasia Far East Index)        + 8.63         +18.09
Fixed income (Lehman Brothers Aggregate Bond Index)                    + 0.15         + 1.13
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.59         + 2.54
High yield bonds (Credit Suisse First Boston High Yield Index)         + 2.87         + 3.54

The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund significantly outperformed its composite benchmark and the broader equity market for the period, benefiting from our long-term strategy of balancing upside potential and downside support within the health care sector.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended October 31, 2005, Merrill Lynch Healthcare Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +13.74%, +13.11%, +13.11%, +13.74% and +13.51%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund outpaced the broader stock market, as represented by the Standard & Poor's 500 (S&P 500) Index, and its composite benchmark, which comprises four Morgan Stanley Capital International (MSCI) industries.* The S&P 500 Index returned +5.27% for the six-month period while the composite benchmark returned +8.47%.

The Fund also outperformed the Lipper Health/Biotechnology Funds category, which posted an average return of +8.31% for the six-month period ended October 31, 2005. (Funds in this Lipper group focus their investment on companies engaged in health care and biotechnology.)

The past six months were marked by continuing economic stability, interrupted by two devastating hurricanes, the economic drain caused by the ongoing hostilities in Iraq, scandal potentially undermining the Bush Administration and the Federal Reserve Board (the Fed) raising interest rates (albeit from historically low levels) to forestall potential inflation. During the period, the trade and budget deficits have increased to sizeable levels. The strength in the economy largely has been driven by the consumer sector. As the six months came to a close, concern increased that consumer strength would abate because of the impact of increased gasoline and heating oil costs, higher interest rates and what many perceive as a real estate bubble set to deflate.


  * The Fund's composite benchmark comprises the following four
    MSCI industries: health care equipment and supplies (15%), health care providers and services (25%), biotechnology (25%) and pharmaceuticals (35%).


The health care sector has been one of the poorest-performing industry sectors. Within the S&P 500 Index, health care provided the lowest six-month return as of October 31, 2005, at -1.62%. Pharmaceutical shares continued to trail the market and the sector overall, as political pressure stemming from high drug prices and an FDA focused on drug safety as opposed to efficacy led to increased clinical study costs. Patent expirations and generic company efforts to invalidate existing branded drug patents, superimposed on an anemic new product flow from research labs, were among other pressures facing drug manufacturers. This pressure spilled over to device makers. There was concern that, because of their product price increases, orthopedic and cardiovascular device companies would follow the pattern of the drug companies that led to investor unloading of shares in this subsector.

The bright spots in the health care sector continue to be managed care (HMOs) and biotechnology. Anticipation of the volume increases to be gained from the Medicare Modernization Act that starts in 2006 sparked investor interest in HMOs, while biotechnology saw new products progress to commercialization, with takeovers or licenses from "big pharma" expected. We stressed companies with either late-stage or marketed products, especially those focused on cancer treatment.

We believe the Fund performed quite well amid the underlying conditions. Our "barbell" strategy, which stresses biotechnology stocks for upside potential and HMOs as a cushion of downside support (based on reasonable valuations and minimal exposure to what may be a slowing economy), was appropriate in an equity market without firm leadership. The Fund also maintained a moderate position in non-U.S.-based pharmaceutical companies with attractive fundamentals. Holdings in India and Europe were joined by the addition of three Japanese pharmaceutical company positions.



MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005



What changes were made to the portfolio during the period?

Changes to the portfolio during the past six months were marginal. We slightly lowered our holdings of device companies, and increased holdings of non-U.S.-based pharmaceutical companies. The additions included the three aforementioned Japanese drug companies, leading companies in Finland (Orion
Oyj) and in Hungary (Gideon Richter, RT), and two German companies (Merck KGAA and GPC Biotech AG). Our interest has centered on companies with potentially important new products and/or new market opportunities. The total number of holdings in the portfolio was increased from 58 to 71 over the past six months as we added to our foreign drug holdings. At the end of October, U.S. holdings were reduced to 72.2% of net assets from 82.3% six months earlier.


How would you characterize the Fund's position at the close of the period?

We maintain our growth investment style in a relatively turbulent market. At the same time, we are sensitive to valuations and remain diversified across the breadth of health care subsectors and geographical areas. As a further risk-limiting step, we cap our commitment to any single holding at 8% of portfolio assets.

We continue to believe that health care is a core long-term investment area driven by an aging population, continued scientific discovery, and economic advances in China, India and other less developed parts of the world, which substantially expands market opportunity.


Jordan C. Schreiber
Vice President and Portfolio Manager


November 12, 2005



MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005


Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                        6-Month         12-Month         10-Year
As of October 31, 2005                                Total Return    Total Return     Total Return
ML Healthcare Fund, Inc.--Class A Shares*                +13.74%         +22.78%         +260.93%
ML Healthcare Fund, Inc.--Class B Shares*                +13.11          +21.49          +238.69
ML Healthcare Fund, Inc.--Class C Shares*                +13.11          +21.77          +233.45
ML Healthcare Fund, Inc.--Class I Shares*                +13.74          +23.03          +269.73
ML Healthcare Fund, Inc.--Class R Shares*                +13.51          +22.31          +253.92
S&P 500 (R) Index**                                      + 5.27          + 8.72          +144.29

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

   S&P 500 is a registered trademark of the McGraw-Hill companies.


MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 10/31/05                 +22.78%          +16.33%
Five Years Ended 10/31/05               + 2.28           + 1.19
Ten Years Ended 10/31/05                +13.70           +13.08

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 10/31/05                 +21.49%          +17.49%
Five Years Ended 10/31/05               + 1.45           + 1.11
Ten Years Ended 10/31/05                +12.97           +12.97

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 10/31/05                 +21.77%          +20.77%
Five Years Ended 10/31/05               + 1.45           + 1.45
Ten Years Ended 10/31/05                +12.80           +12.80

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 10/31/05                 +23.03%          +16.57%
Five Years Ended 10/31/05               + 2.54           + 1.44
Ten Years Ended 10/31/05                +13.97           +13.36

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 10/31/05                                  +22.31%
Five Years Ended 10/31/05                                + 2.16
Ten Years Ended 10/31/05                                 +13.47



MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005



Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2005 and held through October 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value          May 1, 2005 to
                                                         May 1,             October 31,            October 31,
                                                          2005                  2005                   2005
Actual

Class A                                                  $1,000              $1,137.40                 $ 8.40
Class B                                                  $1,000              $1,131.10                 $12.58
Class C                                                  $1,000              $1,131.10                 $12.64
Class I                                                  $1,000              $1,137.40                 $ 7.04
Class R                                                  $1,000              $1,135.10                 $ 9.69

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,017.44                 $ 7.92
Class B                                                  $1,000              $1,013.49                 $11.89
Class C                                                  $1,000              $1,013.44                 $11.94
Class I                                                  $1,000              $1,018.71                 $ 6.65
Class R                                                  $1,000              $1,016.23                 $ 9.15

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.55% for Class A, 2.33% for Class B, 2.34% for Class C, 1.30% for Class I and 1.79% for Class R),
   multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005



Schedule of Investments                                       (in U.S. dollars)


                                                       Shares
         Industry             Common Stocks              Held          Value

Middle East

Israel--0.4%

         Medical Devices--0.4%

         Given Imaging Ltd. (d)                      100,000     $    2,220,000

         Total Common Stocks in the
         Middle East--0.4%                                            2,220,000


North America

United States--72.2%

         Biotechnology Discovery Tools
         & Platform Technologies--4.6%
         Charles River Laboratories
         International, Inc. (d)                     125,000          5,470,000
         Covance, Inc. (d)                           250,000         12,162,500
         Exelixis, Inc. (d)                          400,000          3,092,000
         Fisher Scientific International (d)          25,000          1,412,500
         Lexicon Genetics, Inc. (d)                  174,000            694,260
         Medarex, Inc. (d)                           120,000          1,048,800
                                                                 --------------
                                                                     23,880,060

         Biotechnology Products--10.7%

         Amgen, Inc. (d)                             120,000          9,091,200
         BioCryst Pharmaceuticals, Inc. (d)          400,000          5,534,000
         Biogen Idec, Inc. (d)                        30,700          1,247,341
         Cell Genesys, Inc. (c)(d)                    80,000            431,200
         Coley Pharmaceutical Group, Inc. (c)(d)     100,000          1,481,000
         Genentech, Inc. (c)(d)                      150,000         13,590,000
         Genzyme Corp. (d)                           100,000          7,230,000
         Millennium Pharmaceuticals, Inc. (d)        100,000            912,000
         Progenics Pharmaceuticals, Inc. (d)         108,134          2,545,474
         Protein Design Labs, Inc. (d)               100,000          2,802,000
         Telik, Inc. (d)                             100,000          1,494,000
         VaxGen, Inc. (d)                            250,000          3,700,000
         Vertex Pharmaceuticals, Inc. (d)            100,000          2,275,000
         Viropharma, Inc. (c)(d)                     200,000          3,832,000
                                                                 --------------
                                                                     56,165,215

         Health Care Information
         & Technology--9.6%

         Cerner Corp. (c)(d)                         400,000         33,780,000
         Emageon, Inc. (d)                           180,000          2,359,800
         Emdeon Corp. (d)                          1,200,000         11,040,000
         WebMD Health Corp. Class A (d)              120,000          3,134,400
                                                                 --------------
                                                                     50,314,200

         Managed Health Care--
         Medicare/Medicaid--5.5%

         Centene Corp. (d)                           140,000          2,821,000
         Health Net, Inc. (d)                        420,000         19,672,800
         WellCare Health Plans, Inc. (d)             200,000          6,300,000
                                                                 --------------
                                                                     28,793,800

         Managed Health Care--
         Multi-line--14.9%
         Aetna, Inc.                                 200,000         17,712,000
         UnitedHealth Group, Inc.                    530,000         30,681,700
         WellPoint, Inc. (d)                         400,000         29,872,000
                                                                 --------------
                                                                     78,265,700

         Managed Health Care--
         Regional--1.4%

         Humana, Inc. (d)                            160,000          7,102,400



                                                       Shares
         Industry             Common Stocks              Held          Value

North America (concluded)

         Medical Devices--8.6%

         Adeza Biomedical Corp. (d)                   40,000     $      682,000
         DexCom, Inc. (d)                            154,200          2,006,142
         Diagnostic Products Corp.                    27,600          1,161,960
         ev3, Inc. (d)                               100,000          1,499,000
         HemoSense, Inc. (d)                         200,000          1,420,000
         Intuitive Surgical, Inc. (d)                110,000          9,760,300
         Medtronic, Inc.                             160,000          9,065,600
         SonoSite, Inc. (c)(d)                       524,700         15,420,933
         St. Jude Medical, Inc. (d)                   80,000          3,845,600
         Varian Medical Systems, Inc. (d)              5,900            268,804
                                                                 --------------
                                                                     45,130,339

         Pharmaceutical--
         Prescription--3.0%

         First Horizon Pharmaceutical Corp. (c)(d)   100,000          1,443,000
         Wyeth                                       320,000         14,259,200
                                                                 --------------
                                                                     15,702,200

         Pharmaceutical--
         Specialty--4.8%

         Amylin Pharmaceuticals, Inc. (c)(d)          80,000          2,688,000
         Celgene Corp. (c)(d)                        200,000         11,220,000
         MGI Pharma, Inc. (d)                        200,000          3,752,000
         Nabi Biopharmaceuticals (c)(d)              300,000          3,855,000
         Onyx Pharmaceuticals, Inc. (d)               40,000          1,027,600
         Renovis, Inc. (c)(d)                        200,100          2,807,403
                                                                 --------------
                                                                     25,350,003

         Pharmacy Benefit Managers--9.1%

         Caremark Rx, Inc. (c)(d)                    750,000         39,300,000
         Medco Health Solutions, Inc. (d)            150,000          8,475,000
                                                                 --------------
                                                                     47,775,000

         Total Common Stocks in
         North America--72.2%                                       378,478,917


Pacific Basin/Asia

India--2.0%

         Pharmaceutical--
         Generic--2.0%

         Cadila Healthcare Ltd.                      220,000          2,196,098
         Lupin Ltd.                                  100,000          1,537,634
         Sun Pharmaceuticals Industries Ltd.         400,000          5,332,890
         Wockhardt Ltd.                              150,000          1,292,152

         Total Common Stocks in India                                10,358,774

Japan--4.2%

         Pharmaceutical--
         Prescription--4.2%

         Astellas Pharma Inc.                        220,000          7,843,306
         Chugai Pharmaceutical Co., Ltd.              80,000          1,745,629
         Takeda Pharmaceutical Co., Ltd.             225,000         12,293,286

         Total Common Stocks in Japan                                21,882,221

         Total Common Stocks in the
         Pacific Basin/Asia--6.2%                                    32,240,995



MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                       Shares
         Industry             Common Stocks              Held          Value

Western Europe

Denmark--0.5%

         Biotechnology Products--0.5%

         Genmab A/S (d)                              140,000     $    2,685,156

         Total Common Stocks in Denmark                               2,685,156

Finland--0.6%

         Pharmaceutical--
         Diversified--0.6%

         Orion OYJ Class B                           140,000          3,041,801

         Total Common Stocks in Finland                               3,041,801

France--4.0%

         Pharmaceutical--
         Prescription--4.0%

         Sanofi-Aventis                              260,000         20,802,491

         Total Common Stocks in France                               20,802,491

Germany--1.8%

         Biotechnology Products--0.2%

         GPC Biotech AG (d)                          100,000          1,165,409

         Pharmaceutical--
         Prescription--1.6%

         Merck KGaA                                  100,000          8,264,463

         Total Common Stocks in Germany                               9,429,872

Hungary--0.1%

         Pharmaceutical--
         Generic--0.1%

         Gedeon Richter Rt                             3,000            490,291

         Total Common Stocks in Hungary                                 490,291

Netherlands--0.8%

         Biotechnology Products--0.1%

         Pharming Group NV (d)                       125,000            480,596

         Medical Devices--0.7%

         Orthofix International NV (d)               100,000          3,768,000

         Total Common Stocks in the
         Netherlands                                                  4,248,596



                                                       Shares
         Industry             Common Stocks              Held          Value

Western Europe (concluded)

Sweden--0.9%

         Medical Devices--0.9%

         Elekta AB                                   300,000     $    4,577,047

         Total Common Stocks in Sweden                                4,577,047

Switzerland--8.3%

         Pharmaceutical--
         Prescription--8.3%

         Novartis AG Registered Shares               120,000          6,445,667
         Roche Holding AG                            250,000         37,293,781

         Total Common Stocks in Switzerland                          43,739,448

United Kingdom--0.6%

         Pharmaceutical--
         Specialty--0.6%

         Ark Therapeutics Group Plc (d)            1,907,700          3,368,675

         Total Common Stocks in the
         United Kingdom                                               3,368,675

         Total Common Stocks in
         Western Europe--17.6%                                       92,383,377

         Total Common Stocks
         (Cost--$367,493,536)--96.4%                                505,323,289



                                                   Beneficial
         Short-Term Securities                       Interest

         Merrill Lynch Liquidity Series, LLC
            Cash Sweep Series I (a)               $12,678,412        12,678,412
         Merrill Lynch Liquidity Series, LLC
            Money Market Series (a)(b)             82,617,050        82,617,050

         Total Short-Term Securities
         (Cost--$95,295,462)--18.2%                                  95,295,462

Total Investments (Cost--$462,788,998*)--114.6%                     600,618,751
Liabilities in Excess of Other Assets--(14.6%)                     (76,565,120)
                                                                 --------------
Net Assets--100.0%                                               $  524,053,631
                                                                 ==============

    For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $     464,555,170
                                                  =================
    Gross unrealized appreciation                 $     149,685,580
    Gross unrealized depreciation                      (13,621,999)
                                                  -----------------
    Net unrealized appreciation                   $     136,063,581
                                                  =================

(a) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity         Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $    653,019     $320,537
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    $(2,140,300)     $127,580

(b) Security was purchased with the cash proceeds from securities loans.

(c) Security, or a portion of security, is on loan.

(d) Non-income producing security.

    See Notes to Financial Statements.



MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005


Statement of Assets and Liabilities

As of October 31, 2005
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $82,222,323) (identified cost--$367,493,536)                                                            $   505,323,289
       Investments in affiliated securities, at value (identified cost--$95,295,462)                                   95,295,462
       Foreign cash (cost--$138,830)                                                                                      136,479
       Receivables:
           Securities sold                                                                     $     4,010,106
           Capital shares sold                                                                         678,281
           Dividends                                                                                   289,256
           Securities lending                                                                           63,393          5,041,036
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                4,108,209
                                                                                                                  ---------------
       Total assets                                                                                                   609,904,475
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       82,617,050
       Payables:
           Securities purchased                                                                      1,312,295
           Capital shares redeemed                                                                     987,379
           Investment adviser                                                                          443,746
           Distributor                                                                                 202,514
           Other affiliates                                                                            169,324          3,115,258
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             118,536
                                                                                                                  ---------------
       Total liabilities                                                                                               85,850,844
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   524,053,631
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $     2,464,977
       Class B Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                    2,346,758
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    1,541,075
       Class I Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                    2,197,476
       Class R Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                                       65,727
       Paid-in capital in excess of par                                                                               348,533,218
       Accumulated investment loss--net                                                        $   (3,751,340)
       Undistributed realized capital gains--net                                                    32,839,652
       Unrealized appreciation--net                                                                137,816,088
                                                                                               ---------------
       Total accumulated earnings--net                                                                                166,904,400
                                                                                                                  ---------------
       Net Assets                                                                                                 $   524,053,631
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $165,451,903 and 24,649,774 shares outstanding                             $          6.71
                                                                                                                  ===============
       Class B--Based on net assets of $117,684,348 and 23,467,582 shares outstanding                             $          5.01
                                                                                                                  ===============
       Class C--Based on net assets of $77,268,466 and 15,410,745 shares outstanding                              $          5.01
                                                                                                                  ===============
       Class I--Based on net assets of $160,276,563 and 21,974,758 shares outstanding                             $          7.29
                                                                                                                  ===============
       Class R--Based on net assets of $3,372,351 and 657,267 shares outstanding                                  $          5.13
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005


Statement of Operations

For the Six Months Ended October 31, 2005
Investment Income

       Dividends (net of $26,126 foreign withholding tax)                                                         $       664,427
       Interest from affiliates                                                                                           320,537
       Securities lending--net                                                                                            127,580
                                                                                                                  ---------------
       Total income                                                                                                     1,112,544
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     2,601,652
       Account maintenance and distribution fees--Class B                                              614,178
       Account maintenance and distribution fees--Class C                                              378,509
       Account maintenance fees--Class A                                                               199,089
       Transfer agent fees--Class I                                                                    148,376
       Transfer agent fees--Class A                                                                    147,094
       Transfer agent fees--Class B                                                                    131,978
       Accounting services                                                                             100,474
       Transfer agent fees--Class C                                                                     83,377
       Custodian fees                                                                                   60,248
       Professional fees                                                                                33,128
       Registration fees                                                                                32,050
       Printing and shareholder reports                                                                 30,426
       Directors' fees and expenses                                                                     21,869
       Account maintenance and distribution fees--Class R                                                6,651
       Pricing fees                                                                                      3,488
       Transfer agent fees--Class R                                                                      2,378
       Other                                                                                            18,356
                                                                                               ---------------
       Total expenses                                                                                                   4,613,321
                                                                                                                  ---------------
       Investment loss--net                                                                                           (3,500,777)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net (including $36,018 foreign capital gain tax)                            34,866,648
           Foreign currency transactions--net                                                        (260,757)         34,605,891
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                         32,724,900
           Foreign currency transactions--net                                                         (23,286)         32,701,614
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         67,307,505
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    63,806,728
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005


Statements of Changes in Net Assets
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                 October 31,        April 30,
Increase (Decrease) in Net Assets:                                                                   2005              2005
Operations

       Investment loss--net                                                                    $   (3,500,777)    $   (7,680,053)
       Realized gain--net                                                                           34,605,891         28,495,750
       Change in unrealized appreciation/depreciation--net                                          32,701,614       (24,271,798)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                              63,806,728        (3,456,101)
                                                                                               ---------------    ---------------

Distributions to Shareholders

       Realized gain--net:
           Class A                                                                                 (3,655,322)        (9,134,235)
           Class B                                                                                 (3,786,381)       (11,655,113)
           Class C                                                                                 (2,307,127)        (6,066,998)
           Class I                                                                                 (3,408,780)       (11,767,593)
           Class R                                                                                    (78,319)           (63,939)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from distributions to shareholders                    (13,235,929)       (38,687,878)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                          (4,292,025)      (180,272,066)
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                      46,278,774      (222,416,045)
       Beginning of period                                                                         477,774,857        700,190,902
                                                                                               ---------------    ---------------
       End of period*                                                                          $   524,053,631    $   477,774,857
                                                                                               ===============    ===============
           * Accumulated investment loss--net                                                  $   (3,751,340)    $     (250,563)
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005


Financial Highlights
                                                                                              Class A

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         October 31,              For the Year Ended April 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     6.04    $     6.38   $     5.21   $     6.23   $     6.29
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net**                                          (.04)         (.07)        (.06)        (.05)        (.07)
       Realized and unrealized gain (loss)--net                          .87           .10         1.23        (.97)          .24
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .83           .03         1.17       (1.02)          .17
                                                                  ----------    ----------   ----------   ----------   ----------
       Less distributions from realized gain--net                      (.16)         (.37)           --           --        (.23)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     6.71    $     6.04   $     6.38   $     5.21   $     6.23
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                          13.74%+++          .74%       22.46%     (16.37%)        2.78%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                      1.55%++         1.58%        1.55%        1.58%        1.52%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                        (1.12%)++       (1.13%)      (1.00%)      (1.04%)      (1.20%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  165,452    $  142,774   $  160,443   $  119,375   $  146,714
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             56.19%       126.81%      141.46%      128.24%       81.36%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Annualized.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005


Financial Highlights (continued)
                                                                                              Class B

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         October 31,              For the Year Ended April 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     4.57    $     4.96   $     4.08   $     4.91   $     5.05
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net**                                          (.05)         (.09)        (.08)        (.08)        (.10)
       Realized and unrealized gain (loss)--net                          .65           .07          .96        (.75)          .19
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .60         (.02)          .88        (.83)          .09
                                                                  ----------    ----------   ----------   ----------   ----------
       Less distributions from realized gain--net                      (.16)         (.37)           --           --        (.23)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     5.01    $     4.57   $     4.96   $     4.08   $     4.91
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                          13.11%+++        (.09%)       21.57%     (16.90%)        1.85%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                      2.33%++         2.36%        2.32%        2.36%        2.29%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                        (1.91%)++       (1.91%)      (1.78%)      (1.83%)      (1.97%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  117,684    $  117,482   $  177,952   $  194,543   $  310,916
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             56.19%       126.81%      141.46%      128.24%       81.36%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Annualized.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005


Financial Highlights (continued)
                                                                                              Class C

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         October 31,              For the Year Ended April 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     4.57    $     4.96   $     4.07   $     4.91   $     5.05
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net**                                          (.05)         (.09)        (.08)        (.08)        (.10)
       Realized and unrealized gain (loss)--net                          .65           .07          .97        (.76)          .19
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .60         (.02)          .89        (.84)          .09
                                                                  ----------    ----------   ----------   ----------   ----------
       Less distributions from realized gain--net                      (.16)         (.37)           --           --        (.23)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     5.01    $     4.57   $     4.96   $     4.07   $     4.91
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                          13.11%+++        (.09%)       21.87%     (17.11%)        1.85%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                      2.34%++         2.37%        2.33%        2.37%        2.30%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                        (1.91%)++       (1.92%)      (1.79%)      (1.84%)      (1.99%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   77,268    $   68,743   $   85,753   $   76,606   $   98,994
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             56.19%       126.81%      141.46%      128.24%       81.36%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Annualized.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005


Financial Highlights (continued)
                                                                                              Class I

                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         October 31,              For the Year Ended April 30,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     6.55    $     6.87   $     5.59   $     6.66   $     6.70
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net**                                          (.03)         (.06)        (.05)        (.04)        (.06)
       Realized and unrealized gain (loss)--net                          .93           .11         1.33       (1.03)          .25
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .90           .05         1.28       (1.07)          .19
                                                                  ----------    ----------   ----------   ----------   ----------
       Less distributions from realized gain--net                      (.16)         (.37)           --           --        (.23)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     7.29    $     6.55   $     6.87   $     5.59   $     6.66
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                          13.74%+++          .99%       22.90%     (16.07%)        2.91%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                      1.30%++         1.33%        1.29%        1.33%        1.27%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                         (.87%)++        (.88%)       (.75%)       (.79%)       (.95%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  160,277    $  146,922   $  275,570   $  244,217   $  311,288
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             56.19%       126.81%      141.46%      128.24%       81.36%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Annualized.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005


Financial Highlights (concluded)
                                                                                               Class R

                                                                        For the Six                               For the Period
                                                                        Months Ended      For the Year Ended    January 3, 2003++
The following per share data and ratios have been derived               October 31,           April 30,            to April 30,
from information provided in the financial statements.                      2005            2005           2004        2003
Per Share Operating Performance

       Net asset value, beginning of period                             $       4.66   $       5.02   $       4.09   $       4.04
                                                                        ------------   ------------   ------------   ------------
       Investment loss--net**                                                  (.03)          (.06)          (.02)          (.01)
       Realized and unrealized gain--net                                         .66            .07            .95            .06
                                                                        ------------   ------------   ------------   ------------
       Total from investment operations                                          .63            .01            .93            .05
                                                                        ------------   ------------   ------------   ------------
       Less distributions from realized gain--net                              (.16)          (.37)             --             --
                                                                        ------------   ------------   ------------   ------------
       Net asset value, end of period                                   $       5.13   $       4.66   $       5.02   $       4.09
                                                                        ============   ============   ============   ============

Total Investment Return*

       Based on net asset value per share                                13.51%+++++           .54%         22.74%     1.24%+++++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses                                                             1.79%+++          1.83%          1.73%       1.84%+++
                                                                        ============   ============   ============   ============
       Investment loss--net                                               (1.35%)+++        (1.37%)        (1.15%)      (.36%)+++
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $      3,372   $      1,853   $        473          --***
                                                                        ============   ============   ============   ============
       Portfolio turnover                                                     56.19%        126.81%        141.46%        128.24%
                                                                        ============   ============   ============   ============

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

       *** Amount is less than $1,000.

        ++ Commencement of operations.

       +++ Annualized.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contacts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.



MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended October 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:



                                                FAMD             MLPF&S

Class A                                     $  5,293          $  86,783
Class I                                     $     61          $     620


For the six months ended October 31, 2005, MLPF&S received contingent deferred sales charges of $64,003 and $1,663 relating to transactions in Class B and Class C Shares, respectively.



MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005



Notes to Financial Statements (continued)



The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of October 31, 2005, the Fund lent securities with a value of $15,720,000 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended October 31, 2005, MLIM, LLC received $57,575 in securities lending agent fees.

In addition, MLPF&S received $247,361 in commissions on the execution of portfolio security transactions for the Fund for the six months ended October 31, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended October 31, 2005, the Fund reimbursed MLIM $5,431 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, MLAM U.K., ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2005 were $274,843,737 and $303,913,579, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $4,292,025 and $180,272,066 for the six months ended October 31, 2005 and the year ended April 30, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
October 31, 2005                              Shares             Amount

Shares sold                                2,330,333    $    15,537,197
Automatic conversion of shares               891,074          5,922,229
Shares issued to shareholders in
   reinvestment of distributions             489,447          3,205,873
                                     ---------------    ---------------
Total issued                               3,710,854         24,665,299
Shares redeemed                          (2,687,465)       (17,737,606)
                                     ---------------    ---------------
Net increase                               1,023,389    $     6,927,693
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended April 30, 2005                          Shares             Amount

Shares sold                                2,840,992    $    17,026,680
Automatic conversion of shares             2,538,742         15,235,649
Shares issued to shareholders in
   reinvestment of distributions           1,345,733          7,908,862
                                     ---------------    ---------------
Total issued                               6,725,467         40,171,191
Shares redeemed                          (8,228,619)       (49,224,908)
                                     ---------------    ---------------
Net decrease                             (1,503,152)    $   (9,053,717)
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
October 31, 2005                              Shares             Amount

Shares sold                                1,206,499    $     6,011,755
Shares issued to shareholders in
   reinvestment of distributions             680,781          3,342,636
                                     ---------------    ---------------
Total issued                               1,887,280          9,354,391
                                     ---------------    ---------------
Shares redeemed                          (2,940,533)       (14,499,784)
Automatic conversion of shares           (1,187,144)        (5,922,229)
                                     ---------------    ---------------
Total redeemed                           (4,127,677)       (20,422,013)
                                     ---------------    ---------------
Net decrease                             (2,240,397)    $  (11,067,622)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended April 30, 2005                          Shares             Amount

Shares sold                                2,194,158    $    10,113,067
Shares issued to shareholders in
   reinvestment of distributions           2,296,589         10,280,937
                                     ---------------    ---------------
Total issued                               4,490,747         20,394,004
                                     ---------------    ---------------
Shares redeemed                         (11,362,052)       (51,790,118)
Automatic conversion of shares           (3,306,410)       (15,235,649)
                                     ---------------    ---------------
Total redeemed                          (14,668,462)       (67,025,767)
                                     ---------------    ---------------
Net decrease                            (10,177,715)    $  (46,631,763)
                                     ===============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
October 31, 2005                              Shares             Amount

Shares sold                                1,505,816    $     7,488,571
Shares issued to shareholders in
   reinvestment of distributions             414,694          2,036,151
                                     ---------------    ---------------
Total issued                               1,920,510          9,524,722
Shares redeemed                          (1,560,668)        (7,692,341)
                                     ---------------    ---------------
Net increase                                 359,842    $     1,832,381
                                     ===============    ===============



MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005



Notes to Financial Statements (concluded)


Class C Shares for the Year                                      Dollar
Ended April 30, 2005                          Shares             Amount

Shares sold                                1,680,859    $     7,724,596
Shares issued to shareholders in
   reinvestment of distributions           1,201,784          5,387,888
                                     ---------------    ---------------
Total issued                               2,882,643         13,112,484
Shares redeemed                          (5,132,233)       (23,414,159)
                                     ---------------    ---------------
Net decrease                             (2,249,590)    $  (10,301,675)
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
October 31, 2005                              Shares             Amount

Shares sold                                  931,422    $     6,751,129
Shares issued to shareholders in
   reinvestment of distributions             417,611          2,973,387
                                     ---------------    ---------------
Total issued                               1,349,033          9,724,516
Shares redeemed                          (1,818,387)       (13,021,876)
                                     ---------------    ---------------
Net decrease                               (469,354)    $   (3,297,360)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended April 30, 2005                          Shares             Amount

Shares sold                                2,119,737    $    13,738,441
Shares issued to shareholders in
   reinvestment of distributions           1,696,873         10,649,607
                                     ---------------    ---------------
Total issued                               3,816,610         24,388,048
Shares redeemed                         (21,504,553)      (140,059,954)
                                     ---------------    ---------------
Net decrease                            (17,687,943)    $ (115,671,906)
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
October 31, 2005                              Shares             Amount

Shares sold                                  337,183    $     1,701,456
Shares issued to shareholders in
   reinvestment of distributions              15,632             78,318
                                     ---------------    ---------------
Total issued                                 352,815          1,779,774
Shares redeemed                             (93,469)          (466,891)
                                     ---------------    ---------------
Net increase                                 259,346    $     1,312,883
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended April 30, 2005                          Shares             Amount

Shares sold                                  364,470    $     1,671,887
Shares issued to shareholders in
   reinvestment of distributions              13,862             63,939
                                     ---------------    ---------------
Total issued                                 378,332          1,735,826
Shares redeemed                             (74,722)          (348,831)
                                     ---------------    ---------------
Net increase                                 303,610    $     1,386,995
                                     ===============    ===============


5. Short-Term Borrowings
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005 and was subsequently renewed for one year under substantially the same terms. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended October 31, 2005.


6. Commitments:
At October 31, 2005, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase a foreign currency with an approximate value of $13,700.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH HEALTHCARE FUND, INC.                            OCTOBER 31, 2005


Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - Not
            Applicable

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Healthcare Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Healthcare Fund, Inc.


Date: December 16, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Healthcare Fund, Inc.


Date: December 16, 2005


By:     /s/ Donald C. Burke
       -----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Healthcare Fund, Inc.


Date: December 16, 2005